SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 9, 2002

Nortek, Inc.
(Exact name of issuer as specified in its charter)

Delaware	1-6112	05-0314991
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

50 Kennedy Plaza, Providence, Rhode Island (Address of Princitpal Executive Offices)	02903-2360 (Zip Code)

Registrant's telephone number, including area code: (401) 751-1600

Item 7.	FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)	Exhibits

99.1	Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

99.2	Statement Under Oath Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

Item 9.	REGULATION FD DISCLOSURE

On August 9, 2002, Nortek, Inc. filed with the Securities and Exchange Commission the Statements under Oath of Principal Executive Officer and Principal Financial Officer in accordance with the SEC's June 27, 2002 Order No. 4-460 requiring the filing of sworn statements pursuant to Section 21(a)(1) of the Securities and Exchange Act of 1934.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTEK, INC.

By: /s/Kevin W. Donnelly Name: Kevin W. Donnelly Title: Vice President, General Counsel and Secretary

Date: August 9, 2002

EXHIBIT INDEX

Exhibit No.	Description of Exhibits

99.1	Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

99.2	Statement Under Oath Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings